UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 19, 2004

UNUMPROVIDENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11834	62-1598430
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square Chattanooga, Tennessee	37402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(423) 294-1011

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 19, 2004, UnumProvident Corporation issued a press release with a statement on broker compensation issues, a copy of which is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed with this Report:

99.1    Press release of UnumProvident Corporation dated October 19, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNUMPROVIDENT CORPORATION (Registrant)

Date: October 19, 2004	By	/s/ Susan N. Roth
Name: Susan N. Roth Title: Vice President, Corporate Secretary and Assistant General Counsel

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INDEX TO EXHIBITS

EXHIBIT

99.1	Press release of UnumProvident Corporation, dated October 19, 2004.